UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 2, 2004



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                 0-26071              06-1447017
(State or Other Jurisdiction     (Commission       (I.R.S. Employer
    of incorporation)            File Number)      Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Fair Disclosure.

Appointment of Directors
------------------------

On February 3, 2004, EDGAR Online, Inc. (the "Company") added two additional members to its Board of Directors (the "Board"). The new Board members are Miklos A. Vasarhelyi, the KPMG Professor of AIS at Rutgers University, and Morton Mackof, a financial information industry consultant and former president of Track Data Corporation.

Termination of Consulting Agreement
-----------------------------------

On February 2, 2004, the Company terminated its Consulting Agreement with Jonathan Bulkeley, a member of the Board, pursuant to which Mr. Bulkeley served as Non-Executive Vice-Chairman of the Company. Mr. Bulkeley shall remain as a director on the Board.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 5, 2004             EDGAR ONLINE, INC.

                                      /s/ Susan Strausberg
                                      --------------------
                                      Susan Strausberg
                                      Chief Executive Officer and President


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